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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2003

DUKE REALTY CORPORATION
(Exact name of registrant specified in its charter)

Indiana (State of Incorporation)	1-9044 (Commission File Number)	35-1740409 (IRS Employer Identification No.)
600 East 96th Street Suite 100 Indianapolis, IN 46240 (Address of principal executive offices, zip code)
Registrant's telephone number, including area code: (317) 808-6000

Item 7.    Financial Statements and Other Exhibits

    (c)
    Exhibits

    99.1
    Press Release, dated January 29, 2003, furnished in accordance with Item 9 of this Current Report on Form 8-K

Item 9.    Regulation FD Disclosure

        The purpose of this Current Report on Form 8-K is to furnish a press release issued on January 29, 2003 by Duke Realty Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION
	By:	/s/ MATTHEW A. COHOAT Matthew A. Cohoat Senior Vice President and Corporate Controller
Dated: January 29, 2003

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  Item 7. Financial Statements and Other Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES